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                                                                    Exhibit 10.2

          REGISTRATION RIGHTS AGREEMENT, dated as of August __, 1998, between ACCPAC INTERNATIONAL, INC., a Delaware corporation (the "Company"), and COMPUTER ASSOCIATES INTERNATIONAL, INC., a Delaware corporation ("Computer Associates").
          ------------------------------------------------------


                                     INTRODUCTION

          The Company was incorporated in Delaware in October 1997 and became a subsidiary of Computer Associates effective January 1998. As of the date hereof, Computer Associates owns 5,250,000 shares (adjusted for the 2,000-for-1 stock split effective August 17, 1998) of the Company's Common Stock, par value $.01 per share ("Common Stock").

          The parties are contemplating that the Company will issue and sell additional shares of its Common Stock in an initial public offering (the "Offering") registered under the Securities Act of 1933, as amended (the "Securities Act").

          The parties desire to enter into this Agreement to set forth their agreement regarding certain registration rights with respect to the Common Stock (and any other securities issued in respect thereof or in exchange therefor) owned by Computer Associates.

          The parties hereto agree as follows:

          Section 1.     DEMAND REGISTRATION - REGISTRABLE SECURITIES.

          (a) Upon written notice provided by Computer Associates to the Company at any time after the 180-day period following the completion of the initial sale of Common Stock in the Offering (the "IPO Date") (or such earlier date as permitted by J.P. Morgan Securities, Inc.) requesting that the Company effect the registration under the Securities Act of any or all of the Common Stock (and any stock or other securities into which or for which such Common Stock may hereafter be changed, converted or exchanged and any other shares or securities issued to Computer Associates (or such shares or other securities into which or for which such shares are so changed, converted or exchanged) upon any reclassification, share combination, share subdivision, share dividend, share exchange, merger, consolidation or similar transaction or event) held by Computer Associates (the "Registrable Securities"), which notice shall specify the intended method or methods of disposition of such Registrable Securities, the Company shall use its best efforts to effect the registration under the Securities Act and applicable state securities laws of such Registrable Securities for disposition in accordance with the intended method or methods of disposition stated in such request (including in an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act (a "Rule 415 Offering"), if the Company is then eligible to register such Registrable Securities on Form S-3 (or a successor form) for such offering); provided that:



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               (i)  with respect to any registration statement filed, or to be filed, pursuant to this Section 1, if the Company shall furnish to Computer Associates a certified resolution of the Board of Directors of the Company adopted by the affirmative vote of the directors not designated by Computer Associates stating that in the Board of Directors' good faith judgment it would (because of the existence of, or in anticipation of, any acquisition or financing activity, or the unavailability for reasons beyond the Company's reasonable control of any required financial statements, or any other event or condition of similar significance to the Company) be significantly disadvantageous (a "Disadvantageous Condition") to the Company for such a registration statement to be filed and become effective, or to be maintained effective, and setting forth the general reasons for such judgment, the Company shall be entitled not to file any such registration statement, or, if a registration statement has been filed, to cause such registration statement to be withdrawn and the effectiveness of such registration statement terminated, until such Disadvantageous Condition no longer exists (notice of which the Company shall promptly deliver to Computer Associates). Upon receipt of any such notice of a Disadvantageous Condition, Computer Associates shall forthwith discontinue use of the prospectus contained in such registration statement and, if so directed by the Company, Computer Associates will deliver to the Company all copies, other than permanent file copies then in Computer Associates' possession, of the prospectus then covering such Registrable Securities current at the time of receipt of such notice; provided, that the filing of any such registration statement may not be delayed for a period in excess of three months due to the occurrence of any particular Disadvantageous Condition or for more than a total of three months in any 12-month period for any reason pursuant to this paragraph (a);

               (ii) Except as otherwise provided herein, Computer Associates shall not have the right to exercise registration rights pursuant to this Section 1 within the 180-day period following the registration and sale of Registrable Securities effected pursuant to a prior exercise of the registration rights provided in this Section 1; and

               (iii)     Computer Associates may exercise its rights under this
     Section 1 on not more than three occasions.

          (b) Notwithstanding any other provision of this Agreement to the contrary, a registration requested by Computer Associates pursuant to this
Section 1 shall not be deemed to have been effected (and, therefore, not requested for purposes of paragraph (a) above), (i) unless it has become effective, (ii) if after it has become effective such registration is interfered with by any stop order, injunction or other order or requirement of the Securities and Exchange Commission ("SEC") or other governmental agency or court for any reason other than a misrepresentation or an omission by Computer Associates and, as a result thereof, the Registrable Securities requested to be registered cannot be completely distributed in accordance with the plan of distribution set forth in the related registration statement or (iii) if the conditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with any such registration are not satisfied or waived other than by reason of some act or omission by Computer Associates.


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          (c)  In the event that any registration pursuant to this Section 1 shall involve, in whole or in part, an underwritten offering, Computer Associates shall have the right to designate an underwriter or underwriters reasonably acceptable to the Company as the lead or managing underwriters of such underwritten offering and, in connection with each registration pursuant to this Section 1, Computer Associates may select one counsel reasonably acceptable to the Company to represent Computer Associates.

          (d) The Company shall have the right to cause the registration of additional equity securities for sale for its account or the account of any of its existing directors, officers or employees in any registration of Registrable Securities requested by Computer Associates pursuant to paragraph (a) above; provided, however, that if Computer Associates is advised in writing (with a copy to the Company) by a nationally recognized investment banking firm selected by Computer Associates reasonably acceptable to the Company (which shall be the lead underwriter or a managing underwriter in the case of an underwritten offering) that, in such firm's good faith view, all or a part of such additional equity securities cannot be sold and the inclusion of such additional equity securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Registrable Securities then contemplated by Computer Associates, the registration of such additional equity securities or part thereof shall not be permitted. Computer Associates may require that any such additional equity securities be included in the offering proposed by Computer Associates on the same conditions as the Registrable Securities included therein. In the event that the number of Registrable Securities requested to be included in a registration statement by Computer Associates exceeds the number which, in the good faith view of such investment banking firm, can be sold without adversely affecting the price, timing, distribution or sale of securities in the offering, the number shall be reduced accordingly.

          (e) As to any particular Registrable Securities, such Registrable Securities shall cease to be Registrable Securities when (i) a registration statement with respect to the sale by Computer Associates shall have been declared effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (ii) such securities shall have been distributed to the public in accordance with Rule 144 promulgated under the Securities Act ("Rule 144"), (iii) such securities shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities Act or any state securities or blue sky law then in effect or (iv) such securities shall have ceased to be outstanding.

          Section 2. PIGGYBACK REGISTRATION. In the event that the Company at any time after the IPO Date proposes to register any of its Common Stock, any other of its equity securities or securities convertible into or exchangeable for its equity securities (collectively, including Common Stock, "Other Securities") under the Securities Act, whether or not for sale for its own account, in a manner that would permit registration of Registerable Securities for sale for cash to the public under the Securities Act, it shall at each such time give prompt written notice to Computer Associates of its intention to do so. Subject to the terms and conditions hereof, such


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notice shall offer Computer Associates the opportunity to include in such registration statement such number of Registerable Securities as Computer Associates may request. Upon the written request of Computer Associates made within 15 days after the receipt of the Company's notice (which request shall specify the number of Registrable Securities intended to be disposed of and the intended method of disposition thereof), the Company shall use its best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registerable Securities which the Company has been so requested to register, to the extent required to permit the disposition (in accordance with such intended method of disposition thereof) of the Registrable Securities so requested to be registered; provided, that:

          (a) if, at any time after giving such written notice of its intention to register any Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register the Other Securities, the Company may, at its election, give written notice of such determination to Computer Associates and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities, without prejudice, however, to the rights of Computer Associates immediately to request that such registration be effected as a registration under Section 1 to the extent permitted thereunder;

          (b)  if the registration referred to in the first sentence of this
Section 2 is to be an underwritten registration on behalf of the Company, and a nationally recognized investment banking firm selected by the Company advises the Company in writing that, in such firm's good faith view, all or a part of such Registrable Securities cannot be sold and that the inclusion of all or a part of such Registrable Securities in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the Other Securities then contemplated, the Company shall include in such registration: (i) first, all Other Securities the Company proposes to sell for its own account ("Company Securities"), (ii) second, up to the full number of Registrable Securities which, in the good faith view of such investment banking firm, can be sold without adversely affecting such offering (and if such number is less than the full number of such Registrable Securities requested to be registered by Computer Associates, such number shall be reduced accordingly; provided that, in such case, Computer Associates may withdraw its request for registration of its Registrable Securities under this Section 2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under Section 1 to the extent permitted thereunder), and (iii) third, up to the full number of the Other Securities (other than Company Securities), if any, in excess of the number of Company Securities and Registrable Securities to be sold in such offering which, in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and, if such number is less than the full number of such Other Securities, such number shall be allocated pro rata among the holders of such Other Securities (other than Company Securities) on the basis of the number of securities requested to be included therein by each such other holder);

          (c)  if the registration referred to in the first sentence of this
Section 2 is to be an underwritten secondary registration on behalf of holders of Other Securities (the "Other Holders"), and the lead underwriter or managing underwriter advises the Company in writing that


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in their good faith view, all or a part of such additional securities cannot be sold and the inclusion of such additional securities in such registration would be likely to have an adverse effect on the price, timing or distribution of the offering and sale of the Other Securities then contemplated, the Company shall include in such registration the number of securities (including Registrable Securities) that such underwriters advise can be so sold without adversely affecting such offering, allocated pro rata among the Other Holders and Computer Associates on the basis of the number of securities (including Registrable Securities) requested to be included therein by each Other Holder and Computer Associates. If such Other Holders have requested that such registration statement be filed pursuant to demand registration rights granted to them by the Company, the Company shall include in such registration (i) first, Other Securities sought to be included therein by the Other Holders pursuant to the exercise of such demand registration rights and (ii) second, the number of Registrable Securities sought to be included in such registration in excess of the number of Other Securities sought to be included in such registration by the Other Holders which in the good faith view of such investment banking firm, can be so sold without so adversely affecting such offering (and (x) if such number is less than the full number of such Registrable Securities, such number shall be reduced accordingly and (y) in the event that such investment banking firm advises that less than all of such Registrable Securities may be included in such offering, Computer Associates may withdraw its request for registration of the Registrable Securities under this Section 2 and 90 days subsequent to the effective date of the registration statement for the registration of such Other Securities request that such registration be effected as a registration under
Section 1 to the extent permitted thereunder);

          (d) the Company shall not be required to effect any registration of Registrable Securities under this Section 2 incidental to the registration of any of its securities in connection with mergers, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock option or other executive or employee benefit or compensation plans; and

          (e)  no registration of Registrable Securities effected under this
Section 2 shall relieve the Company of its obligation to effect a registration of Registrable Securities pursuant to Section 1.

          3. EXPENSES. With respect to a particular registration (or proposed registration) hereunder, the Company shall pay any and all expenses incident to performance of or compliance with any registration of securities pursuant to this Agreement, including, without limitation, (i) the fees, disbursements and expenses of the Company's counsel and accountants and the reasonable fees and expenses of counsel selected by Computer Associates in accordance with this Agreement in connection with the registration of the securities to be disposed of; (ii) all expenses, including filing fees, in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (iii) the cost of printing or producing any underwriting agreements and blue sky or legal investment memoranda and any other documents in connection with the offering, sale or delivery of the securities to be disposed of; (iv) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the fees and disbursements of counsel for the underwriters or


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Computer Associates in connection with such qualification and in connection with any blue sky and legal investment surveys; (v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the securities to be disposed of; (vi) transfer agents' and registrars' fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (vii) all security engraving and security printing expenses; (viii) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system or the rating of such securities, (ix) any other fees and disbursements of underwriters customarily paid by the sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any, and (x) other reasonable out-of-pocket expenses of Computer Associates other than legal fees and expenses referred to in clause (i) above. Notwithstanding the foregoing, each of Computer Associates and the Company shall be responsible for its own internal administrative and similar costs.

          4. REGISTRATION AND QUALIFICATION. If and whenever the Company is required to effect the registration of any Registrable Securities under the Securities Act as provided in Section 1 or 2, the Company shall as promptly as practicable:

          (a) prepare, file and use its reasonable best efforts to cause to become effective a registration statement under the Securities Act relating to the Registrable Securities to be offered;

          (b) prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities until the earlier of (A) such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition set forth in such registration statement and (B) the expiration of six months after such registration statement becomes effective; provided, that such six-month period shall be extended for such number of days that equals the number of days elapsing from (x) the date the written notice contemplated by paragraph (f) below is given by the Company to (y) the date on which the Company delivers to Computer Associates the supplement or amendment contemplated by paragraph (f) below;

          (c) furnish to Computer Associates and to any underwriter of such Registrable Securities such number of conformed copies of such registration statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and any summary prospectus), in conformity with the requirements of the Securities Act, such documents incorporated by reference in such registration statement or prospectus, and such other documents, as Computer Associates or such underwriter may reasonably request, and upon request a copy of any and all transmittal letters or other correspondence to or received from, the SEC or any other governmental agency or self-regulatory body or other body having jurisdiction (including any domestic or foreign securities exchange) relating to such offering;


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          (d)  use its reasonable best efforts to register or qualify all
Registrable Securities covered by such registration statement under the securities or blue sky laws of such U.S. jurisdictions as Computer Associates or any underwriter to such Registrable Securities shall request, and use its reasonable best efforts to obtain all appropriate registrations, permits and consents in connection therewith, and do any and all other acts and things which may be necessary or advisable to enable Computer Associates or any such underwriter to consummate the disposition in such jurisdictions of its Registrable Securities covered by such registration statement; provided, that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any such jurisdiction wherein it is not so qualified or to consent to general service of process in any such jurisdiction;

          (e)(i) use its best efforts to furnish to Computer Associates and to any underwriter of such Registrable Securities an opinion of counsel for the Company addressed to Computer Associates and dated the date of the closing under the underwriting agreement (if any) (or if such offering is not underwritten, dated the effective date of the registration statement) and (ii) use its best efforts to furnish to Computer Associates and to any underwriter of such Registrable Securities a "cold comfort" letter addressed to Computer Associates and signed by the independent public accountants who have audited the financial statements of the Company included in such registration statement, in each such case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities and such other matters as Computer Associates may reasonably request and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements;

          (f)  as promptly as practicable, notify Computer Associates in writing
(i) at any time when a prospectus relating to a registration pursuant to Sections 1 or 2 is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading and (ii) of any request by the SEC or any other regulatory body or other body having jurisdiction for any amendment of or supplement to any registration statement or other document relating to such offering, and in either such case, at the request of Computer Associates, prepare and furnish to Computer Associates a reasonable number of copies of a supplement to or an amendment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading;

          (g) if reasonably requested by Computer Associates or the lead or managing underwriters, use its best efforts to list all such Registrable Securities covered by such registration on each securities exchange and automated inter-dealer quotation system on which a class of common equity securities of the Company is then listed;


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          (h)  to the extent reasonably requested by the lead or managing underwriters, send appropriate officers of the Company to attend any "road shows" scheduled in connection with any such registration, with all out-of-pocket costs and expense incurred by the Company or such officers in connection with such attendance to be paid by the Company; and

          (i) furnish for delivery in connection with the closing of any offering of Registrable Securities pursuant to a registration effected pursuant to Sections 1 or 2 unlegended certificates representing ownership of the Registrable Securities being sold in such denominations as shall be requested by Computer Associates or the underwriters.

          5. UNDERWRITING; DUE DILIGENCE. (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration requested under this Agreement, the Company shall enter into an underwriting agreement with such underwriters for such offering, which agreement will contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements of the Company to the extent relevant and as are customarily contained in underwriting agreements generally with respect to secondary distributions to the extent relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 6, and agreements as to the provision of opinions of counsel and accountants' letters to the effect and to the extent provided in Section 4(e). Computer Associates shall be a party to any such underwriting agreement and the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters, shall also be made to and for the benefit of Computer Associates. Such underwriting agreement shall also contain such representations and warranties by Computer Associates and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, when relevant, including, without limitation, indemnification and contribution provisions substantially to the effect and to the extent provided in Section 6.

          (b) In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall give Computer Associates and the underwriters, if any, and their respective counsel and accountants, such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified the financial statements of the Company as shall be necessary, in the opinion of Computer Associates and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

          6. INDEMNIFICATION AND CONTRIBUTION. (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company agrees to indemnify and hold harmless, to the extent permitted by law, Computer Associates, each underwriter of Registrable Securities so offered and each individual, partnership, limited liability company, joint venture, corporation, trust, unincorporated organization, government (and any department or agency thereof) or other entity (each a "Person"), if any, who controls any of the foregoing Persons within the meaning of the Securities Act and the officers, directors, affiliates, employees


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and agents of each of the foregoing, against any and all losses, liabilities, costs (including reasonable attorney's fees and disbursements), claims and damages, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement by the Company or alleged untrue statement by the Company of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission by the Company or alleged omission by the Company to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided that the Company shall not be liable to any Person in any such case to the extent that any such loss, liability, cost, claim or damage arises out of or relates to any untrue statement or alleged untrue statement, or any omission or alleged omission, if such statement or omission shall have been made in reliance upon and in conformity with information relating to Computer Associates or an underwriter furnished to the Company by or on behalf of Computer Associates or such underwriter specifically for use in the registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of Computer Associates or any underwriter and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability that the Company may otherwise have to Computer Associates or any underwriter of the Registrable Securities or any controlling Person of the foregoing and the officers, directors, affiliates, employees and agents of each of the foregoing; provided, further, that, in the case of an offering with respect to which Computer Associates has designated the lead or managing underwriters (or Computer Associates is offering Registrable Securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim or damage arising out of or relating to any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or Computer Associates) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (b) In the case of each offering made pursuant to this Agreement, Computer Associates, by exercising its registration rights hereunder, agrees to indemnify and hold harmless, and to cause each underwriter of Registrable Securities included in such offering (in the same manner and to the same extent as set forth in Section 6(a)) to agree to indemnify and hold harmless, the Company, each other underwriter who participates in such offering, each other holder with securities included in such offering, each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and the officers, directors, affiliates, employees and agents of each of the foregoing, against any and all losses, liabilities, costs

(including reasonable attorney's fees and disbursements), claims and damages to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, insofar as such losses, liabilities, costs, claims and damages (or actions or proceedings in respect thereof, whether or not such indemnified Person is a party thereto) arise out of or are based upon any untrue statement or alleged untrue statement by Computer Associates or underwriter, as the case may be, of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) or in any offering memorandum or other offering document relating to the offering and sale of such Registrable Securities prepared by the Company or at its direction, or any amendment thereof or supplement thereto, or any omission by Computer Associates or underwriter, as the case may be, or alleged omission by Computer Associates or underwriter, as the case may be, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement of a material fact is contained in, or such material fact is omitted from information relating to Computer Associates or underwriter, as the case may be, furnished to the Company by or on behalf of Computer Associates or underwriter, as the case may be, specifically for use in such registration statement (or in any preliminary or final prospectus included therein), offering memorandum or other offering document, or any amendment thereof or supplement thereto. The foregoing indemnity is in addition to any liability which Computer Associates or underwriter, as the case may be, may otherwise have to the Company, or controlling persons and the officers, directors, affiliates, employees, and agents of each of the foregoing; provided that, in the case of an offering made pursuant to this Agreement with respect to which the Company has designated the lead or managing underwriters (or the Company is offering securities directly, without an underwriter), this indemnity does not apply to any loss, liability, cost, claim, or damage arising out of or based upon any untrue statement or alleged untrue statement or omission or alleged omission in any preliminary prospectus or offering memorandum if a copy of a final prospectus or offering memorandum was not sent or given by or on behalf of any underwriter (or the Company, as the case may be) to such Person asserting such loss, liability, cost, claim or damage at or prior to the written confirmation of the sale of the Registrable Securities as required by the Securities Act and such untrue statement or omission had been corrected in such final prospectus or offering memorandum.

          (c) Each party indemnified under paragraph (a) or (b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action; provided, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party on account of the indemnity agreement contained in paragraph (a) or (b) above otherwise than under such subsection. If any such claim or action shall be brought against an indemnified party, and it shall have notified the indemnifying party thereof, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified party and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate therein, and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel satisfactory to the indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation. If the indemnifying party does not assume the defense of such claim or action, it is understood that the indemnifying party shall not, in connection with any one such claim or action or separate but substantially similar or related claims or actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to one separate firm of local attorneys in each such jurisdiction) at any time for all such indemnified parties. Any indemnifying party against whom indemnity may be sought under this Section 6 shall not be liable to indemnify an indemnified party if such indemnified party settles such claim or action without the consent of the indemnifying party, which consent shall not be unreasonably withheld.

          (d) If the indemnification provided for in this Section 6 shall for any reason be unavailable (other than in accordance with its terms) to an indemnified party in respect of any loss, liability, cost, claim or damage referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, cost, claim or damage in such proportion as shall be appropriate to reflect (i) the relative benefits received by the indemnifying party on the one hand and the indemnified party on the other hand or (ii) if the allocation provided by clause (i) above is not permitted by applicable law or if the indemnified party failed to give the notice required under paragraph (c) above, the relative benefits and the relative fault of the indemnifying party on the one hand and the indemnified party on the other with respect to the statements or omissions which resulted in such loss, liability, cost, claim or damage as well as any other relevant equitable considerations. The relative benefits received by the indemnifying party and the indemnified party shall be deemed to be in the same respective proportion as the net proceeds (before deducting expenses) of the offering received by such party (or, in the case of an underwriter, such underwriter's discounts and commissions) bear to the aggregate offering price of the Registrable Securities or Other Securities. The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the indemnifying party on the one hand or the indemnified party on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission, but not by reference to any indemnified party's stock ownership in the Company. The amount paid or payable by an indemnified party as a result of the loss, cost, claim, damage or liability, or action in respect thereof, referred to above in this paragraph (d) shall be deemed to include, for purposes of this paragraph (d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          (e) Indemnification and contribution similar to that specified in the preceding paragraphs of this Section 6 (with appropriate modifications) shall be given by the Company,

Computer Associates and underwriters with respect to any required registration or other qualification of securities under any state law or regulation or governmental authority.

          (f) The obligations of the parties under this Section 6 shall be in addition to any liability which any party may otherwise have to any other party.

          7. RULE 144 AND FORM S-3. Commencing 90 days after the consummation of the Offering, the Company shall use its best efforts to ensure that the conditions to the availability of Rule 144 set forth in paragraph (c) thereof shall be satisfied. Upon the request of Computer Associates, the Company will deliver to Computer Associates a written statement as to whether it has complied with such requirements. The Company further agrees to use its reasonable efforts to cause all conditions to the availability of Form S-3 (or any successor form) under the Securities Act for the filing of registration statements under this Agreement to be met as soon as practicable after the consummation of the Offering. Notwithstanding anything contained in this Section 7, the Company may deregister under Section 12 of the Securities Exchange Act of 1934, as amended, if it then is permitted to do so pursuant to said Act and the rules and regulations thereunder.

          8. HOLDBACK AGREEMENT. If any registration pursuant to this Agreement shall be in connection with an underwritten public offering of Registrable Securities, Computer Associates agrees not to effect any public sale or distribution, including any sale under Rule 144, of any equity security of the Company or any security convertible into or exchangeable or exercisable for any equity security of the Company, in the case of Registrable Securities (otherwise than through the registered public offering then being made), within 7 days prior to or 90 days (or such lesser period as the lead or managing underwriters may permit) after the effective date of the registration statement (or the commencement of the offering to the public of such Registrable Securities in the case of any Rule 415 Offering). The Company hereby also so agrees; provided, that, subject to Section 5(a) hereof, the Company shall not be so restricted from effecting any public sale or distribution of any security in connection with any merger, acquisition, exchange offer, subscription offer, dividend reinvestment plan or stock option or other executive or employee benefit or compensation plan.

          9.   MISCELLANEOUS.

          (a) Entire Agreement. This Agreement constitutes the entire agreement between the Company and Computer Associates with respect to the transactions contemplated hereby and supersedes all prior agreements or understandings among the parties with respect thereto.

          (b) Headings. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

          (c) Notices. All notices or other communications provided for in this Agreement shall be in writing and shall be sent by confirmed telecopy (with an undertaking to provide a hard copy) or delivered by hand or sent by overnight courier service prepaid to the address specified below.

          If to the Company:

          ACCPAC INTERNATIONAL, INC.
          2525 Augustine Drive
          Santa Clara, CA  95054
          Attention: General Counsel
          Telecopy: (408) 562-8740


          If to Computer Associates:

          Computer Associates International, Inc.
          One Computer Associates Plaza
          Islandia, NY  11788
          Attention:  President
          Telecopy: (516) 342-4866


          with a copy to:

          Computer Associates International, Inc.
          One Computer Associates Plaza
          Islandia, NY  11788
          Attention:  General Counsel
          Telecopy: (516) 342-4866



or to such other address as the party to whom notice is to be given may have furnished to the other party in writing in accordance herewith.

          (d) Counterparts. This Agreement may be executed in any number of counterparts, and each such counterpart hereof shall be deemed to be an original instrument, but all such counterparts together shall constitute but one agreement.

          (e) Amendments. This Agreement shall not be altered or otherwise amended except pursuant to an instrument in writing signed by the Company and Computer Associates.

          (f) Transferability. The registration and other rights granted to Computer Associates hereunder may be transferred or assigned by Computer Associates to a third party in connection with a sale or other transfer of all shares of Common Stock then owned by Computer Associates to such third party. Except as otherwise set forth in the immediately preceding sentence, the registration and other rights granted to Computer Associates hereunder are non-transferable and cannot be assigned or transferred in any manner to any third party without the prior written consent of the Company.

          (H) CHOICE OF LAW. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, each of the parties has caused this Agreement to be duly executed and delivered as of the date first above written.



                                   ACCPAC INTERNATIONAL, INC.



                                   By:
                                      -------------------------
                                      Name:
                                      Title:



                                   COMPUTER ASSOCIATES INTERNATIONAL, INC.



                                   By:
                                      -------------------------
                                      Name:
                                      Title: